Exhibit 4.27

Certain identified information marked with [*****] has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

Confidential Settlement and Release Agreement, dated as of December 11, 2025

CONFIDENTIAL SETTLEMENT AND RELEASE AGREEMENT

This Confidential Settlement and Release Agreement (this “Settlement Agreement”) is made and entered into as of December 11, 2025 (the “Effective Date”) by and between ARENA BUSINESS SOLUTIONS GLOBAL SPC II, LTD on behalf of and for the account of SEGREGATED PORTFOLIO #6 – SPC #6 (the “Investor”), and AUSTRALIAN OILSEEDS HOLDINGS LIMITED, a Cayman Islands exempted company (the “Company” and together with Investor, the “Parties” and each, individually, a “Party”).

RECITALS

WHEREAS, the Parties entered into a certain Purchase Agreement, dated March 5, 2024 (the “Purchase Agreement”) pursuant to which the Investor is entitled to receive Commitment Fee Shares (as defined in the Purchase Agreement), which are deemed earned as of the date of the Purchase Agreement, and to have those Commitment Fee Shares registered with the SEC for resale as Registrable Securities (as such term is defined in the Purchase Agreement) including, without limitation, additional Commitment Fee Shares which may be issued as a true-up pursuant to Section 13.04(c) of the Purchase Agreement;

WHEREAS, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement; and

WHEREAS, the Company has failed to comply with the issuance and registration of the Commitment Fee Shares in accordance with the terms of the Purchase Agreement and

WHEREAS, the Parties desire to fully and finally settle all outstanding disputes related to the Purchase Agreement and to document their settlement hereunder.

NOW, THEREFORE, in consideration of the terms, conditions and covenants herein set forth, the Parties hereby agree as follows:

SETTLEMENT TERMS

1. Issuance of Commitment Fee Shares. In full and final satisfaction of all obligations of the Company under the Purchase Agreement, including, without limitation, any and all claims for Commitment Fee Shares (and any true-up thereof pursuant to Section 13.04(c) of the Purchase Agreement), the Company shall, as of the Effective Date, issue to the Investor 1,750,000 Commitment Fee Shares in restricted form and cause its legal counsel to prepare, or use cause the transfer agent to accept from legal counsel of the Investor, a Rule 144 legal opinion for the prompt removal of all restrictive legends on said Commitment Fee Shares; provided, however, that all legends shall be removed not later than two (2) Business Days following the Effective Date.

2. Mutual Releases.

a. Release of the Company. Subject to the terms and conditions of this Settlement Agreement, the Investor, on behalf of itself and its owners, officers, employees, directors, parents, subsidiaries, affiliates, agents, attorneys, predecessors, successors and assigns, shall be deemed to have forever covenanted not to sue and release the Company, and its respective owners, members, officers, employees, directors, parents, subsidiaries, affiliates, agents, attorneys, predecessors, successors and assigns (collectively, the “Company Released Parties”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever related with respect to the Purchase Agreement, in law, admiralty or equity which the Investor ever had, now has or hereafter can, shall or may have against the Company Released Parties for, upon, or by reason of any matter, cause or thing whatsoever in any jurisdiction anywhere in the world from the beginning of time to the Effective Date; provided, however, that the foregoing release shall not include, and no release or discharge is given hereunder in respect of, the Company’s obligations under this Settlement Agreement.

b. Release of the Investor. Subject to the terms and conditions of this Settlement Agreement, the Company, on behalf of itself and its owners, officers, directors, parents, subsidiaries, affiliates, attorneys, predecessors, successors and assigns, shall be deemed to have forever covenanted not to sue and release the Investor, and its respective owners, members, officers, directors, parents, subsidiaries, affiliates, attorneys, predecessors, successors and assigns (collectively, the “Investor Released Parties”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity which Investor ever had, now has or hereafter can, shall or may have against the Investor Released Parties for, upon, or by reason of any matter, cause or thing whatsoever in any jurisdiction anywhere in the world from the beginning of time to the Effective Date; provided, however, that the foregoing release shall not include, and no release or discharge is given hereunder in respect of, Investor’s obligations under this Settlement Agreement.

3. No Admission of Liability. Nothing in this Settlement Agreement shall be construed to be an admission by any Party of any wrongdoing, liability, or breach whatsoever as to any other Party or any third-party.

4. Confidentiality.

a. Each Party acknowledges that the terms of this Settlement Agreement are confidential in nature (“Confidential Settlement Material”).

b. Except for any draft 6-K report required to be filed (if required to be filed) by the Company or any beneficial ownership report required to be filed (if required to be filed) by the Investor to disclose this Settlement Agreement (in each case, unchanged from the form included herein except to remove any “draft” notations), each Party agrees not to publicly disclose the Confidential Settlement Material, including, but not limited to, by press releases or similar public announcements or disclosures, without the prior written consent of the other Parties, which consent may be withheld by such Parties in their complete and absolute discretion; provided, however, that a Party may disclose such information about this Settlement Agreement as is required by law, subpoena, or other civil discovery device, or in response to any request from any governmental agencies, regulators, securities exchanges, or self-regulatory organizations, or in connection with any litigation between or among the Parties relating to this Settlement Agreement, and may disclose information regarding this Settlement Agreement to its professionals and advisors who have a bona fide need to know such information, including but not limited to lawyers, tax advisors, and accountants; further provided, however, that such professionals and advisors shall each agree in writing before receiving such confidential information that they will not disclose the information that is shared with them to any third parties, except as required by law.

c. In the case of a subpoena, court order, or other third party request seeking or purporting to require access to this Settlement Agreement or information about the terms thereof, each Party shall notify the other Parties promptly upon receipt of the subpoena, court order, or other request and promptly provide the other Parties a copy thereof.

5. Miscellaneous.

a. Incorporation of Recitals. All of the WHEREAS clauses above are incorporated as if fully set forth herein and the Parties hereby agree that such WHEREAS clauses are true and accurate in all material respects.

b. Mutual Representations and Warranties. Each of the Parties represents and warrants to the other Parties, as of the date hereof, as follows:

(i) such Party is duly organized, validly existing and in good standing under the laws of the state of its organization, and is in good standing in each other jurisdiction where ownership of its assets or the conduct of its business requires it to be so;

(ii) such Party has the power and authority to enter into this Settlement Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and this Settlement Agreement has been duly executed and delivered by or on behalf of such Party and constitutes legal, valid and binding obligations of such Party, enforceable against it in accordance with their respective terms, and each Party represents and warrants that bankruptcy is not foreseeable and will not impact this Settlement Agreement; and

(iii) all corporate or other actions of the Party that are necessary or appropriate for the execution and delivery of and performance of this Settlement Agreement and such other documents and instruments have been taken, the person executing this Settlement Agreement on behalf of such Party has been duly authorized to do so by all necessary action, and neither the execution and delivery by such Party of this Settlement Agreement, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof, will (a) violate or conflict with any provision of the formation and governance documents for such Party, (b) violate any applicable law, or (c) violate or conflict with contractual provisions of any indenture, loan agreement, mortgage, contract or other material agreement to which such Party is a party or may be bound.

c. Fees and Expenses. All fees and expenses (including attorneys’ fees, costs and expenses) incurred in connection with the negotiation and execution of this Settlement Agreement shall be borne by the Party incurring such expenses.

d. Benefit of Counsel. In entering into this Settlement Agreement, each Party hereto represents and warrants that it is not relying on any representations, opinions, conclusions, recommendations, or opinions expressed by, provided by, or inferred from any other Party to this Settlement Agreement, any attorney for any other Party, or any other Party’s experts, consultants, directors, employees or agents. Each Party represents and warrants that it has been fully advised by its attorney concerning the effect and finality of this Settlement Agreement, and that the Party understands, without reservation or doubt, the effect and finality of this Settlement Agreement.

e. Construction of Settlement Agreement. This Settlement Agreement is the product of arms’ length negotiations between the Parties and their respective attorneys. Each of the Parties hereto expressly acknowledges and agrees that this Settlement Agreement shall be deemed to have been mutually prepared so that the rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Settlement Agreement.

f. Amendment. This Settlement Agreement may not be amended except by execution of an instrument (or instruments) in writing signed on behalf of each of the Parties.

g. Counterparts. This Settlement Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. This Settlement Agreement, signed and transmitted by facsimile machine or pdf file, is to be treated as an original document and the signature of any party hereon, if so transmitted, is to be considered as an original signature, and the document so transmitted is to be considered to have the same binding effect as a manually executed original.

h. Entire Agreement. This Settlement Agreement constitutes the entire agreement among the Parties with respect to the specific subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the specific subject matter hereof. Upon the effectiveness of this Settlement Agreement, the Purchase Agreement shall be, and hereby is, terminated in its entirety and shall be of no further force or effect, and all rights and obligations of any party thereunder are hereby extinguished.

i. Severability. In the event that any provision of this Settlement Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Settlement Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The Parties hereto shall replace such void or unenforceable provision of this Settlement Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

j. Consent to Jurisdiction; Waiver of Jury Trial. This Settlement Agreement shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof. The New York state and federal courts located in New York County, New York shall have exclusive jurisdiction over any controversies regarding this Settlement Agreement, and the Parties waive any argument they may otherwise have with respect to the exercise of personal jurisdiction by the courts located in New York County, New York. Each of the Parties irrevocably waives, to the fullest extent it may effectively do so under applicable legal requirements, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SETTLEMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

k. Assignment. No Party may assign either this Settlement Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. Any purported assignment in violation of this Section 5(k) shall be void. This Settlement Agreement shall binding upon and inure to the benefit of the Parties hereto and their respective representatives, successors and assigns.

l. No Waiver. No failure or delay on the part of any Party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

m. No Duress. This Settlement Agreement is executed and delivered voluntarily by each of the Parties without any duress or undue influence on the part, or on behalf, of any of them.

n. Cumulative Remedies. All remedies, either under this Settlement Agreement or otherwise afforded to any Party at law or equity, shall be cumulative and not alternative.

o. Prevailing Party. If any litigation action or similar adjudicatory proceeding is commenced by any Party to enforce its rights under this Settlement Agreement, all fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, incurred by the prevailing Party in such litigation, action, arbitration or similar adjudicatory proceeding shall be reimbursed by the non-prevailing Party; provided however, that if a Party to such litigation, action or similar adjudicatory proceeding prevails in part, and loses in part, the court, arbitrator or other adjudicator presiding over such litigation, action, or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such Party on an equitable basis.

p. Limitation on Use. Neither this Settlement Agreement, nor any of its provisions, shall be offered or received in evidence in any action or proceeding of any nature, or otherwise referred to or used in any manner in any court or other tribunal, except to enforce or implement the terms of this Settlement Agreement.

q. Further Assurances. On the reasonable request of any Party, the other Parties shall, at their sole cost and expense, execute and deliver all such further documents and instruments, and take all such further acts, reasonably necessary to give full effect to this Settlement Agreement.

r. Investor’s Compliance with Securities Laws. The Investor acknowledges and agrees that it is solely responsible for its own compliance with all applicable securities laws, rules, and regulations in connection with its acquisition, holding, and disposition of the Settlement Shares. The Company and the Shareholder shall have no obligation or liability with respect to the Investor’s compliance with such laws.

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date first set forth above.

ARENA BUSINESS SOLUTIONS GLOBAL SPC II, LTD on behalf of and for the account of SEGREGATED PORTFOLIO #6 – SPC #6

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

AUSTRALIAN OILSEEDS HOLDINGS LIMITED

By:	/s/ Gary Seaton
Name:	Gary Seaton
Title:	Co- CEO

Confidential Settlement and Release Agreement, dated as of December 22, 2025

CONFIDENTIAL SETTLEMENT AND RELEASE AGREEMENT

This Confidential Settlement and Release Agreement (this “Settlement Agreement”) is made and entered into as of December 22, 2025 (the “Effective Date”) by and between ARENA FINANCE MARKETS, LP, ARENA SPECIAL OPPORTUNITIES (OFFSHORE) MASTER, LP, ARENA SPECIAL OPPORTUNITIES PARTNERS II, LP, ARENA SPECIAL OPPORTUNITIES PARTNERS (CAYMAN MASTER) II, LP, and ARENA SPECIAL OPPORTUNITIES PARTNERS III, LP (each, a “Holder” and together the “Holders”); and AUSTRALIAN OILSEEDS HOLDINGS LIMITED, a Cayman Islands exempted company (the “Company” and together with the Holders, the “Parties” and each, individually, a “Party”).

RECITALS

WHEREAS, the Company, Arena Investors, LP and EDOC Acquisition Corp., an exempted company incorporated under the laws of Cayman Island, entered into and executed that certain Securities Purchase Agreement dated as of August 23, 2023 (as amended, restated, supplement from time to time, the “Purchase Agreement”) providing for the issuance of certain of the Company’s securities including debt securities and ordinary share purchase warrants and in connection with which were delivered the Deed of Guarantee and Indemnity, dated as of March 22, 2024 (the “Guarantee”), the General Security Deed, dated as of March 22, 2024 (the “Security Deed”), the Mortgage Term Deed, dated as of March 22, 2024 (the “Mortgage”:

WHEREAS, pursuant to the Debenture Purchase Agreement the Company issued to Arena Investors, LP, a 10% Original Issue Discount Secured Convertible Debenture Due September 21, 2025 (s amended, restated, supplement from time to time, the “Debenture”);

WHEREAS, portions of the Debenture were assigned by Arena Investors, LP to each of the Holders and therefore Arena Investors, LP is no longer the holder of the Debenture;

WHEREAS, the Purchase Agreement, the Debenture, the Guarantee, the Security Deed, the Mortgage, and all other agreements, deeds, instruments, securities, rights, and documents executed, delivered, or issued in connection with or arising from the foregoing (including but not limited to the Intercompany Loan Agreement, the Payment Directions Deed, and the Subordination Deeds), are hereinafter collectively referred to as the “Terminated Agreements”

WHEREAS, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement; and

WHEREAS, the Parties desire to fully and finally settle all outstanding disputes related to the Terminated Agreements and to document their settlement hereunder.

NOW, THEREFORE, in consideration of the terms, conditions and covenants herein set forth, the Parties hereby agree as follows:

SETTLEMENT TERMS

1. Payment of Settlement Amount.

In consideration for the covenants, promises, representations and obligations assumed hereunder, and for the complete termination of the Terminated Agreements and the full and final release of all obligations thereunder, the Company shall pay to Arena Limited SPV, LLC, for the benefit of the Holder’s the aggregate amount of $112,500 in immediately available cash (the “Settlement Amount”), in accordance with the wire instructions attached hereto as Exhibit A.

2. Mutual Releases.

a. Release of the Company. Subject to the terms and conditions of this Settlement Agreement, each Holder, on behalf of itself and its owners, officers, employees, directors, parents, subsidiaries, affiliates, agents, attorneys, predecessors, successors and assigns, shall be deemed to have forever covenanted not to sue and release the Company, and its respective owners, members, officers, employees, directors, parents, subsidiaries, affiliates, agents, attorneys, predecessors, successors and assigns, and any and all guarantors (including but not limited to Gary Donald Seaton) (collectively, the “Company Released Parties”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever related with respect to the Terminated Agreements in law, admiralty or equity which such Holders ever had, now has or hereafter can, shall or may have against the Company Released Parties for, upon, or by reason of any matter, cause or thing whatsoever in any jurisdiction anywhere in the world from the beginning of time to the Effective Date; provided, however, that the foregoing release shall not include, and no release or discharge is given hereunder in respect of, the Company’s obligations under this Settlement Agreement or any claims for indemnification under Section 5.10 of the Purchase Agreement..

b. Release of the Holders. Subject to the terms and conditions of this Settlement Agreement, the Company, on behalf of itself and its owners, officers, directors, parents, subsidiaries, affiliates, attorneys, predecessors, successors and assigns, shall be deemed to have forever covenanted not to sue and release each Holder, and its respective owners, members, officers, directors, parents, subsidiaries, affiliates, attorneys, predecessors, successors and assigns (collectively, the “Holder Released Parties”), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity which such Company ever had, now has or hereafter can, shall or may have against the Holder Released Parties for, upon, or by reason of any matter, cause or thing whatsoever in any jurisdiction anywhere in the world from the beginning of time to the Effective Date; provided, however, that the foregoing release shall not include, and no release or discharge is given hereunder in respect of, such Holder’s obligations under this Settlement Agreement.

3. No Admission of Liability. Nothing in this Settlement Agreement shall be construed to be an admission by any Party of any wrongdoing, liability, or breach whatsoever as to any other Party or any third-party.

4. Confidentiality.

a. Each Party acknowledges that the terms of this Settlement Agreement are confidential in nature (“Confidential Settlement Material”).

b. Except for the filing of any draft 6-K report required to be filed (if required to be filed) to disclose this Settlement Agreement (in each case, unchanged from the form included herein except to remove any “draft” notations), each Party agrees not to publicly disclose the Confidential Settlement Material, including, but not limited to, by press releases or similar public announcements or disclosures, without the prior written consent of the other Parties, which consent may be withheld by such Parties in their complete and absolute discretion; provided, however, that a Party may disclose such information about this Settlement Agreement as is required by law, subpoena, or other civil discovery device, or in response to any request from any governmental agencies, regulators, securities exchanges, or self-regulatory organizations, or in connection with any litigation between or among the Parties relating to this Settlement Agreement, and may disclose information regarding this Settlement Agreement to its professionals and advisors who have a bona fide need to know such information, including but not limited to lawyers, tax advisors, and accountants; further provided, however, that such professionals and advisors shall each agree in writing before receiving such confidential information that they will not disclose the information that is shared with them to any third parties, except as required by law.

c. In the case of a subpoena, court order, or other third party request seeking or purporting to require access to this Settlement Agreement or information about the terms thereof, each Party shall notify the other Parties promptly upon receipt of the subpoena, court order, or other request and promptly provide the other Parties a copy thereof.

5. Miscellaneous.

a. Incorporation of Recitals. All of the WHEREAS clauses above are incorporated as if fully set forth herein and the Parties hereby agree that such WHEREAS clauses are true and accurate in all material respects.

b. Mutual Representations and Warranties. Each of the Parties represents and warrants to the other Parties, as of the date hereof, as follows:

(i) such Party is duly organized, validly existing and in good standing under the laws of the state of its organization, and is in good standing in each other jurisdiction where ownership of its assets or the conduct of its business requires it to be so;

(ii) such Party has the power and authority to enter into this Settlement Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and this Settlement Agreement has been duly executed and delivered by or on behalf of such Party and constitutes legal, valid and binding obligations of such Party, enforceable against it in accordance with their respective terms, and each Party represents and warrants that bankruptcy is not foreseeable and will not impact this Settlement Agreement; and

(iii) all corporate or other actions of the Party that are necessary or appropriate for the execution and delivery of and performance of this Settlement Agreement and such other documents and instruments have been taken, the person executing this Settlement Agreement on behalf of such Party has been duly authorized to do so by all necessary action, and neither the execution and delivery by such Party of this Settlement Agreement, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof, will (a) violate or conflict with any provision of the formation and governance documents for such Party, (b) violate any applicable law, or (c) violate or conflict with contractual provisions of any indenture, loan agreement, mortgage, contract or other material agreement to which such Party is a party or may be bound.

c. Fees and Expenses. All fees and expenses (including attorneys’ fees, costs and expenses) incurred in connection with the negotiation and execution of this Settlement Agreement shall be borne by the Party incurring such expenses.

d. Benefit of Counsel. In entering into this Settlement Agreement, each Party hereto represents and warrants that it is not relying on any representations, opinions, conclusions, recommendations, or opinions expressed by, provided by, or inferred from any other Party to this Settlement Agreement, any attorney for any other Party, or any other Party’s experts, consultants, directors, employees or agents. Each Party represents and warrants that it has been fully advised by its attorney concerning the effect and finality of this Settlement Agreement, and that the Party understands, without reservation or doubt, the effect and finality of this Settlement Agreement.

e. Construction of Settlement Agreement. This Settlement Agreement is the product of arms’ length negotiations between the Parties and their respective attorneys. Each of the Parties hereto expressly acknowledges and agrees that this Settlement Agreement shall be deemed to have been mutually prepared so that the rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Settlement Agreement.

f. Amendment. This Settlement Agreement may not be amended except by execution of an instrument (or instruments) in writing signed on behalf of each of the Parties.

g. Counterparts. This Settlement Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. This Settlement Agreement, signed and transmitted by facsimile machine or pdf file, is to be treated as an original document and the signature of any party hereon, if so transmitted, is to be considered as an original signature, and the document so transmitted is to be considered to have the same binding effect as a manually executed original.

h. Entire Agreement and Termination of Prior Agreements. This Settlement Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to such subject matter. Upon the Holders’ receipt in full of the Settlement Amount, the Terminated Agreements, including, without limitation, all rights, covenants, obligations, liabilities, and duties of any party thereunder, are hereby irrevocably and unconditionally terminated in their entirety, shall be deemed fully and finally extinguished and discharged, and shall be of no further force or effect whatsoever.

i. Severability. In the event that any provision of this Settlement Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Settlement Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The Parties hereto shall replace such void or unenforceable provision of this Settlement Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

j. Consent to Jurisdiction; Waiver of Jury Trial. This Settlement Agreement shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof. The New York state and federal courts located in New York County, New York shall have exclusive jurisdiction over any controversies regarding this Settlement Agreement, and the Parties waive any argument they may otherwise have with respect to the exercise of personal jurisdiction by the courts located in New York County, New York. Each of the Parties irrevocably waives, to the fullest extent it may effectively do so under applicable legal requirements, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS SETTLEMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

k. Assignment. No Party may assign either this Settlement Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties. Any purported assignment in violation of this Section 5(k) shall be void. This Settlement Agreement shall binding upon and inure to the benefit of the Parties hereto and their respective representatives, successors and assigns.

l. No Waiver. No failure or delay on the part of any Party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

m. No Duress. This Settlement Agreement is executed and delivered voluntarily by each of the Parties without any duress or undue influence on the part, or on behalf, of any of them.

n. Cumulative Remedies. All remedies, either under this Settlement Agreement or otherwise afforded to any Party at law or equity, shall be cumulative and not alternative.

o. Prevailing Party. If any litigation action or similar adjudicatory proceeding is commenced by any Party to enforce its rights under this Settlement Agreement, all fees, costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, incurred by the prevailing Party in such litigation, action, arbitration or similar adjudicatory proceeding shall be reimbursed by the non-prevailing Party; provided however, that if a Party to such litigation, action or similar adjudicatory proceeding prevails in part, and loses in part, the court, arbitrator or other adjudicator presiding over such litigation, action, or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such Party on an equitable basis.

p. Limitation on Use. Neither this Settlement Agreement, nor any of its provisions, shall be offered or received in evidence in any action or proceeding of any nature, or otherwise referred to or used in any manner in any court or other tribunal, except to enforce or implement the terms of this Settlement Agreement.

q. Further Assurances. On the reasonable request of any Party, the other Parties shall, at their sole cost and expense, execute and deliver all such further documents and instruments, and take all such further acts, reasonably necessary to give full effect to this Settlement Agreement.

r. Termination of Security Interests. Within three (3) business days of the Holders’ receipt of the Settlement Amount, the Holders shall, at their sole cost and expense, take all necessary actions to terminate, release, and discharge any and all security interests, mortgages, liens, charges, and encumbrances granted in connection with the Terminated Agreements, including but not limited to those created by the Security Deed and the Mortgage. Such actions shall include filing all necessary termination statements and financing change statements (such as on the Australian Personal Property Securities Register (PPSR)) and delivering to the Company evidence of such terminations satisfactory to the Company. The Holders shall also promptly return to the Company any and all original documents or property held as collateral, including, without limitation, any original share certificates or title deeds.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date first set forth above.

AUSTRALIAN OILSEEDS HOLDINGS LIMITED

By:	/s/ Gary Seaton
Name:	Gary Seaton
Title:	Co- CEO and Director

ARENA FINANCE MARKETS, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES (OFFSHORE) MASTER, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES PARTNERS II, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES PARTNERS (CAYMAN MASTER) II, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

ARENA SPECIAL OPPORTUNITIES PARTNERS III, LP

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:	Authorized Signatory

EXHIBIT A

WIRE INSTRUCTIONS

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